UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 29, 2006
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 29, 2006, Millennium Cell Inc. (“Millennium Cell”) and M.C.E. Venture, L.L.C., a wholly owned subsidiary of Millennium Cell (“MCE”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with Gecko Energy Technologies, Inc. (“Gecko”), Ronald J. Kelley and Steven D. Pratt, the founders and principal stockholders of Gecko (the “Selling Stockholders”) and consummated the transaction contemplated thereby, whereby Millennium Cell acquired Gecko in a merger (“Merger”) of Gecko with and into MCE. Under the terms of the Merger Agreement, (i) each Selling Stockholder received 1,000,000 shares (2,000,000 shares total) of Millennium Cell’s common stock, par value $0.001 per share (“MCEL Common Stock”) in exchange for their Gecko shares (which comprised approximately 65.2% of Gecko’s outstanding shares prior to the Merger) and (ii) all Gecko shares owned by Millennium Cell (which comprised approximately 34.8% of Gecko’s outstanding shares prior to the Merger), were cancelled. The Merger Agreement contains customary representations, warranties and covenants including, among other things, indemnification provisions for losses incurred as a result of breaches of certain representations and warranties and the failure of the parties to perform covenants under the Merger Agreement.

After giving effect to the Merger, MCE’s name was changed to Gecko Energy Technologies, LLC (“Gecko LLC”). Messrs. Kelley and Pratt, the former president and chief operating officer of Gecko, respectively, will remain the president and the chief operating officer, of Gecko LLC pursuant to Employment Agreements they each entered into with Gecko LLC on December 29, 2006, in connection with the Merger (the “Employment Agreements”). The Employment Agreements have the same material terms as the Employment Agreements that Messrs. Kelley and Pratt had with Gecko prior to the Merger, and provide for a base salary of $144,000 per year for each officer. In addition, the vesting of certain restricted stock awards that Millennium Cell had granted to Messrs. Kelley and Pratt (75,000 shares each) under Consulting Agreements that existed prior to the Merger was accelerated as a result of the Merger.

Gecko and Messrs. Kelley and Pratt also executed an intellectual property assignment agreement in favor of MCE (the “IP Assignment Agreement”) whereby Gecko’s intellectual property was assigned to MCE in connection with the Merger.

The foregoing summary of the Merger Agreement, the Employment Agreements, and the IP Assignment Agreement are qualified in their entirety by the full text of those agreements, which are attached to this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 1.02 Termination of a Definitive Material Agreement

As previously reported, in February 2006, Millennium Cell and Gecko entered into a Joint Development Agreement (“Joint Development Agreement”) under which they agreed to jointly develop planar fuel cell products and systems. In connection with the Joint Development Agreement, Gecko and Millennium Cell also entered into a Stock Purchase Agreement (“Stock Purchase Agreement”) whereby Gecko agreed to issue to Millennium Cell, Gecko shares in exchange for cash and services to be provided by Millennium Cell under the joint development program. Millennium Cell, Gecko and the Selling Stockholders also entered into a Stockholders Agreement (“Stockholders Agreement”) relating to, among other things, transfer restrictions and the voting of Gecko shares.

On December 29, 2006, in connection with the Merger, Millennium Cell, Gecko and the Selling Stockholders entered into an agreement to terminate each of the Joint Development Agreement, the Stock Purchase Agreement and the Stockholders Agreement (the “Target Termination Agreement”). Certain provisions of the Joint Development Agreement (relating to, among other things, confidentiality) will survive the termination and, under the termination agreement, each of Millennium Cell and the Selling Stockholders exchanged mutual releases. Millennium Cell, through Gecko LLC, will continue to develop planar fuel cells and products.

On December 29, 2006, in connection with the Merger, Millennium Cell and Messrs. Kelley and Pratt also entered into an agreement to terminate the Consulting Agreements that Millennium Cell had entered into with them prior to the Merger (the “Consulting Termination Agreement). Certain provisions of the Consulting Agreements (e.g., confidentiality) will survive termination and, as disclosed above, the vesting of the restricted stock awards that were granted to Messrs. Kelley and Pratt under the Consulting Agreements (75,000 shares each) will be accelerated immediately as a result of the Merger.

The foregoing summary of the Target Termination Agreement and the Consulting Termination Agreement are qualified in their entirety by the full text of those agreements, which are attached to this Current Report on Form 8-K as Exhibit 10.4, and Exhibit 10.5, respectively, and are incorporated herein by reference.

On January 3, 2007, Millennium Cell issued a press release announcing its acquisition of Gecko. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information disclosed under Items 1.01 and 1.02 is hereby incorporated into this Item 2.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As disclosed above, under the Merger Agreement Millennium Cell issued to such Selling Stockholder 1,000,000 shares of MCEL Common Stock in exchange for such Selling Stockholder’s Gecko shares. In the Merger Agreement, such Selling Stockholder agreed that he would not sell, transfer or otherwise dispose of the shares of MCEL Common Stock that he received in the Merger at any time prior to the first anniversary of the date of the Merger Agreement. In addition, the shares of MCEL Common Stock issued to the Selling Stockholders are “restricted securities” for purposes of the Securities Act of 1933, as amended (the “Securities Act”). The certificates representing the shares issued to the Selling Stockholders were endorsed with legends referencing both the restrictions imposed under the Securities Act and the Merger Agreement.

The issuance of the shares of MCEL Common Stock to the Selling Stockholders under the Merger Agreement was made in reliance upon the exemption from registration provided for in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as (i) such issuance was made to a limited number of individuals with sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of the investment who were provided with the information required by Rule 502 under the Securities Act and (ii) the certificates representing the shares of MCEL Common Stock so issued were endorsed with appropriate restrictive legends.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

2.1.	Agreement and Plan of Merger dated December 29, 2006, by and among Millennium Cell Inc., M.C.E. Venture, LLC, Gecko Energy Technologies, Inc., Ronald J. Kelley and Steven D. Pratt.

10.1	Employment Agreement between Ronald J. Kelley and Gecko Energy Technologies, LLC, dated December 29, 2006.

10.2	Employment Agreement between Steven D. Pratt and Gecko Energy Technologies, LLC, dated December 29, 2006.

10.3	IP Assignment Agreement dated December 29, 2006, by Gecko Energy Technologies, Inc., Ronald J. Kelley and Steven D. Pratt in favor of M.C.E. Venture, L.L.C.

10.4	Target Termination Agreement dated December 29, 2006, by and among Millennium Cell Inc., Ronald J. Kelley and Steven D. Pratt.

10.5	Consulting Termination Agreement dated December 29, 2006, by and among Millennium Cell Inc., Ronald J. Kelley and Steven D. Pratt.

99.1	Press release of Millennium Cell Inc. dated January 3, 2007, entitled “Millennium Cell Acquires Gecko Energy Technologies.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium Cell Inc.

By:/s/John D. Giolli
Name: John D. Giolli, CPA
Title: Chief Financial Officer

Date: January 8, 2007

EXHIBIT INDEX

2.1.	Agreement and Plan of Merger dated December 29, 2006, by and among Millennium Cell Inc., M.C.E. Venture, LLC, Gecko Energy Technologies, Inc., Ronald J. Kelley and Steven D. Pratt.

10.1	Employment Agreement between Ronald J. Kelley and Gecko Energy Technologies, LLC, dated December 29, 2006.

10.2	Employment Agreement between Steven D. Pratt and Gecko Energy Technologies, LLC, dated December 29, 2006.

10.3	IP Assignment Agreement dated December 29, 2006, by Gecko Energy Technologies, Inc., Ronald J. Kelley and Steven D. Pratt in favor of M.C.E. Venture, L.L.C.

10.4	Target Termination Agreement dated December 29, 2006, by and among Millennium Cell Inc., Ronald J. Kelley and Steven D. Pratt.

10.5	Consulting Termination Agreement dated December 29, 2006, by and among Millennium Cell Inc., Ronald J. Kelley and Steven D. Pratt.

99.1	Press release of Millennium Cell Inc. dated January 3, 2007, entitled “Millennium Cell Acquires Gecko Energy Technologies.”